UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		December 7, 2004
.

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:		(866) 410-8780
.

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Opinion of Dorsey & Whitney LLP

Item 8.01. Other Events.

     On December 7, 2004, Otter Tail Corporation (the “Company”) agreed to issue and sell 2,900,000 of its common shares (the “Underwritten Shares”) pursuant to the provisions of the Underwriting Agreement dated as of December 7, 2004, by and between the Company and UBS Securities LLC, for itself and on behalf of Robert W. Baird & Co. Incorporated and A.G. Edwards & Sons, Inc., as underwriters (collectively, the “Underwriters”). In addition, the Company has granted the Underwriters a 30-day option to purchase up to an additional 435,000 of its common shares solely for the purpose of covering over-allotments, if any (the “Option Shares” and together with the Underwritten Shares, the “Shares”). The sale of the Underwritten Shares is expected to close on December 13, 2004.

     The Shares were initially offered at a public offering price of $25.45 per Share, with net proceeds before expenses to the Company of $24.50 per Share. The net proceeds from the offering of approximately $70,750,000 (or $81,407,500 if the Underwriters’ over-allotment option is exercised in full), after our payment of underwriting discounts and commissions and offering expenses, will be used to pay down (or to pay in full if the Underwriters’ over-allotment option is exercised in full) the $76.0 million of unsecured and unsubordinated debt that the Company borrowed on August 16, 2004 from UBS Loan Finance LLC, an affiliate of UBS Securities LLC, to finance the acquisition of Idaho Pacific Holdings, Inc. Should the Underwriters exercise the over-allotment option, any balance of the net proceeds from the offering will be used for working capital and other general corporate purposes.

     The Shares are the subject of a Registration Statement on Form S-3, Registration No. 333-116206, as amended (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits to the Registration Statement are filed as part of this report:

1.1	Underwriting Agreement dated as of December 7, 2004 by and between the Company and UBS Securities LLC, for itself and on behalf of Robert W. Baird & Co. Incorporated and A.G. Edwards & Sons, Inc.

5.1	Opinion of Dorsey & Whitney LLP

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 13, 2004	OTTER TAIL CORPORATION

	By:	/s/ George A. Koeck
George A. Koeck
Corporate Secretary and General Counsel

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of December 7, 2004 by and between the Company and UBS Securities LLC, for itself and on behalf of Robert W. Baird & Co. Incorporated and A.G. Edwards & Sons, Inc.

5.1	Opinion of Dorsey & Whitney LLP